EXHIBIT 10.2

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.
Omitted information marked “******” in this Exhibit has been filed with the Securities and
Exchange Commission together with such request for confidential treatment.

THIRD AMENDMENT TO COAL SUPPLY AGREEMENT

Between

PACIFICORP

And

WESTMORELAND KEMMERER, LLC
(f/k/a Westmoreland Kemmerer, Inc.)

For Coal Deliveries Beginning January 1, 2017

THIS THIRD AMENDMENT amends the Coal Supply Agreement effective July 1, 2010, for coal deliveries beginning January 1, 2017 (“2017 CSA”), between WESTMORELAND KEMMERER, LLC, a Delaware limited liability company with offices in Englewood, Colorado, formerly Westmoreland Kemmerer, Inc., and successor in interest to Chevron Mining Inc. (“Seller”), and PACIFICORP, an Oregon corporation with offices in Salt Lake City, Utah (“Buyer”).

RECITALS

The Parties desire to amend portions of the 2017 CSA.

THEREFORE, in consideration of the mutual benefits and for other good and valuable consideration, the receipt of which is acknowledged, the Parties amend the 2017 CSA as follows:

1.	Section 3.02(d) as amended shall be deleted and replaced with the following:

3.02(d)    “Annual Maximum.

(1)
Except as stated in 3.02(d)(2), Buyer may not request as Requirements (as defined in Section 3.02(f)), and Seller shall not be obligated to deliver, coal in excess of ****** tons in any Contract Year (“Annual Maximum”), subject to the additional delivery of Shortfall Tons as provided in Section 3.04(a) below. The Annual

EXHIBIT 10.2

Maximum for the 2017 Stub Year shall be ****** tons minus the 2016 Stub Year Tons.

(2)
Notwithstanding the reductions in Annual Maximum under PacifiCorp’s notice dated August 13, 2014 as accepted and agreed by Westmoreland Kemmerer, Inc. dated March 13, 2015, the Annual Maximum shall be ****** tons for Contract Year 2017-2018, the Annual Maximum shall be ****** tons for Contract Year 2018-2019, the Annual Maximum shall be ****** tons for Contract Year 2019-2020, the Annual Maximum shall be ****** tons for Contract Year 2020-2021, and for the 2021 Stub Year the Prorated Annual Maximum shall be ****** tons. Except as amended herein, all other terms set forth in PacifiCorp’s notice dated August 13, 2014 will remain in full force and effect.”

2.	Section 5.02(a) as presently written shall be deleted and replaced with the following:

5.02(a) “Except as stated in 5.02(a)(1), 5.02(a)(2) and 5.02(a)(3), the Base Prices established as of January 1, 2010 shall be ****** per ton up to ****** tons (“Tier 1”) and ****** per ton for ****** to ****** tons (“Tier 2”). The Purchase Price effective on January 1, 2017 shall be the Tier 1 and Tier 2 Purchase Prices adjusted as set forth in this Article V and including the effect of any Purchase Price Resets under the 1992 Agreement.

(1)	For Contract Year 2018-2019, the Base Prices established as of January 1, 2010 shall be ****** per ton up to ****** tons (“Tier 1”) and ****** per ton for ****** to ****** tons (“Tier 2”).

(2)
For Contract Year 2019-2020 and Contract Year 2020-2021, the Base Prices established as of January 1, 2010 shall be ****** per ton up to ****** tons (“Tier 1”) and ****** per ton for ****** to ****** tons (“Tier 2”).

(3)	For the 2021 Stub Year, the Base Prices established as of January 1, 2010 shall be ****** per ton up to ****** tons (“Tier 1”) and ****** per ton for ****** to ****** tons (“Tier 2”).”

3.
The third, fourth and fifth sentences in Section 3.04(a) Shortfall as amended shall be deleted and replaced with the following: “Except as stated below regarding the 2017 Stub Year and Contract Year 2017-2018, the total Shortfall Tons to be delivered in any Contract Year shall not exceed ****** tons. In the event that the Shortfall Tons in any Contract Year (except the 2017 Stub Year and Contract Year 2017-2018) exceed ****** tons, then such failure shall constitute a breach of this Agreement and Buyer shall have any and all remedies available for such a breach. For the 2017 Stub Year and Contract Year 2017-2018 only, the foregoing sentences shall apply except that the phrase “****** tons” in both sentences shall be replaced with “****** tons”.”

4.
The first and second sentences in Section 3.05 as amended shall be deleted and replaced with the following: “Except as stated below regarding the 2017 Stub Year and Contract Year 2017-2018, if Buyer’s inventory is less than a total of ****** tons then Buyer may provide written notice to seller that Buyer requires a plan to increase inventory of the coal. For the 2017 Stub Year and Contract Year 2017-2018 only, if Buyer’s inventory is less than a total of ****** tons then Buyer may provide written notice to Seller that Buyer requires a plan to increase inventory of the coal.”

EXHIBIT 10.2

Except as amended herein, all other portions of the 2017 CSA, are in full force and effect.

The Parties have caused this Third Amendment to be executed and to become effective on July 1, 2017.

	Westmoreland Kemmerer, LLC		PACIFICORP
By:	/s/ Joseph E. Micheletti	By:	/s/ Dana Ralston
Its:	Vice President	Its:	VP Coal Generation & Mining
Date:	June 23, 2017	Date:	June 28, 2017